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                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1


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Section 7.3 Indenture                                                             Distribution Date:     4/16/01
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                    0.00
             Class B Principal Payment                                                    0.00
             Class C Principal Payment                                                    0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
        $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                    0.00
             Class B Principal Payment                                                    0.00
             Class C Principal Payment                                                    0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                                    3,555,833.33
             Class B Note Interest Requirement                                      306,319.44
             Class C Note Interest Requirement                                      420,981.39
                       Total                                                      4,283,134.17

        Amount of the distribution allocable to the interest on the Notes per
        $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                                         4.74111
             Class B Note Interest Requirement                                         4.90111
             Class C Note Interest Requirement                                         5.23889

(iii)   Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                                       750,000,000
              Class B Note Principal Balance                                        62,500,000
              Class C Note Principal Balance                                        80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account                          13,392,855.00

(v)     Required Owner Trust Spread Account Amount                               13,392,855.00


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                                       By:
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                                       Name:   Patricia M. Garvey
                                       Title:  Vice President

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